                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 5, 2002 (February 9, 2002)



                               JAKKS PACIFIC, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            0-28104               95-4527222
(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation)                      File Number)          Identification No.)


22619 Pacific Coast Highway
Malibu, California                                        90265
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (310) 456-7799

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  MARCH 5, 2002

                                ITEMS IN FORM 8-K

                                                                             Page
                                                                             ----
Facing page
Item 5.          Other Events and Regulation FD Disclosure                     3
Item 7.          Financial Statements and Exhibits                             3
Signatures
Exhibit Index

ITEM 5. OTHER EVENTS.

       On February 9, 2002, we announced in a press release our proposed acquisition of Toymax International, Inc. and on February 12, 2002, we announced in a press release our financial results for the fiscal year ended December 31, 2001. A copy of these press releases are attached to this Report as Exhibits
99.1 and 99.2, respectively, and are hereby incorporated herein by reference. For a more detailed discussion of the proposed Toymax International, Inc. acquisition, you are referred to the Current Report on Form 8-K filed by Toymax International, Inc. on February 22, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
99.1*         Press Release of the Company dated February 9, 2002

99.2*         Press Release of the Company dated February 12, 2002

-------------
* Filed herewith.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2002                     JAKKS PACIFIC, INC.



                                         By:/s/ Jack Friedman
                                            ------------------------------------
                                            Jack Friedman
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
99.1*         Press Release of the Company dated February 9, 2002

99.2*         Press Release of the Company dated February 12, 2002

------------
* Filed herewith.